EXHIBIT 23

          CONSENT  OF  INDEPENDENT  PUBLIC  ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our Auditors' Report and all references to our firm included in, or made part of, this Form 10-K filing.




Vancouver,  Canada                                          "Morgan  &  Company"

April  30,  2004                                          Chartered  Accountants